Exhibit 99.1

                             AGREEMENT OF EMPLOYMENT

     AGREEMENT made this 5 day of May 2003, by and between Electrograph Systems, Inc., a domestic Corporation maintaining its principal place of business at 40 Marcus Boulevard, Hauppauge, New York, 11788 [hereinafter known as the "Employer"], Sam Taylor, residing at 311 Chapelwood Lane, Timonium, Maryland 21093 [hereinafter known as the "Employee"], and Manchester Technologies, Inc., a domestic Corporation maintaining its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 [hereinafter known as "Manchester"].

     Whereas, the Employee is presently employed by one, Electrograph Systems, Inc., as its President, and

     Whereas, the Employer is presently a wholly owned subsidiary of Manchester, and

     Whereas, the Employer and the Employee are mutually desirous of continuing the Employer/Employee relationship and are desirous of more particularly defining their rights and obligations each to the other.

     Now, Therefore, in consideration of the mutual covenants and conditions contained herein, and of the sum of Ten and 00/100 [$10.00] Dollars, to each in hand paid by the other, it is agreed as follows:

1.   Employment.

     The Employer hereby hires the Employee to perform such services as hereinafter set forth in Paragraph "2.", and the Employee does hereby accept such employment and agrees to perform the duties required of him to the best of his ability.

2.   Duties.

     The duties of the Employee for the Employer, pursuant to the within Agreement, shall consist of the following: President - Supervisor of Sales-Supervisor of Product Purchasing and Inventory - Supervisor of Advertising and Marketing.

     [a] In addition to the foregoing duties, the Employee shall do such other work as may be required of him from time to time by the Employer, on, under and subject to the instructions, directions and control of the Employer. It is specifically understood and agreed that no additional compensation shall be paid to the Employee in the event of such change or amendment of the duties to be performed by the Employee.

3.   Place of Employment.

     At the commencement of this Contract, the Employee shall perform his duties at such place or places as may be directed by the Employer, and as required for the fulfillment of his duties hereunder; Provided, However, the Employee acknowledges that his duties may require that he engage in a reasonable amount of travel to the locations of customers, suppliers, trade shows and the like.

4.   Term.

     The Employer hereby engages the Employee to perform the duties as set forth in the within Agreement for a period of three [3] years commencing on May 1, 2003 and terminating on April 30, 2006.

5.   Best Efforts and sole Employment.

     That during the term of this Agreement, the Employee shall devote his entire time and energy, and give his best endeavors to the discharge of his duties hereunder, and he shall not, during the term hereof, enter into the services of, or be employed in any capacity, or for any purpose whatsoever, by any person, partnership, firm or corporation, other than the Employer, and that he will not, during the said period of time, be engaged in any business, enterprises or undertaking, other than his employment hereunder. Subject to the specific prior approval of Barry R. Steinberg (the Chief Executive Officer of Manchester and the Employer), the service by the Employee as a member of the Board of Directors of DDP (a United Kingdom Corporation), shall not be deemed a violation of the provisions of the within Paragraph.

     [a] The Employee specifically acknowledges that he will receive no overtime or other additional compensation, at such time or times during the term hereof, as his duties hereunder may require additional work time beyond the so-called normal work day or days.

6.   Compensation.

     A. As compensation for his services as aforesaid, and as salary in connection with the duties to be performed by him. the Employer shall pay to the Employee the salary as hereinafter set forth, such sums to be paid in equal weekly installments each:

         Year One -        $115,000.00 per annum payable $2,211.54 per week.

         Year Two -        $125,000.00 per annum payable $2,403.85 per week.

         Year Three -      $135,000.00 per annum payable $2,596,16 per week.

     B. In addition to the salary as set forth in "6. A." above, the Employee shall receive "Commissions" as follows:

     1. As to sales personally produced by the Employee: Ten [10%] percent of the "Gross Profit" as to such sales, and

     C. As additional compensation for the performance of his duties hereunder, the Employee shall receive certain "Bonus" situations as follows:

     1. Quarter Annual Bonus of Three Thousand and 00/100 [$3,000.00] Dollars, in the event the then current Quarterly Gross Sales of the Employer exceed the Quarterly Gross Sales for the identical Quarter in the prior year by ten [10%] percent or greater; Provided, However, the within "Bonus" is expressly conditioned upon: a) the Employer achieving a "Net Profit" for the subject Quarter which "Net Profit" must exceed the "Net Profit" for the identical Quarter in the prior year, and b) the current Quarter Gross Sales exceed 11 Million Dollars.

     2. Additional Quarter Annual Bonus of Three Thousand and 00/100 [$3,000.00] Dollars, in the event: a) the "Net Profit" of the Employer for the then current Quarter exceeds the "Net Profit" for the identical Quarter in the prior year by ten [10%] percent or greater, and b) the "Net Profit" for the then current Quarter is in excess of Six Hundred Thousand and 00/100 ($600,000.00) Dollars

     3. Additional bonus for each year of this Agreement, to consist of five (5%) percent of the. Employer's "Gross Profit" per month; Provided, However, that the Gross Profit derived from sales to so-called "House Accounts" (being those Customer Accounts whose identification numbers commence with the number "5") shall not be included in the Gross Profit calculation for purposes of the within sub-paragraph "6.C.3.". Payments due the Employee herein will be paid on a monthly basis, and within thirty [30] days after the conclusion of each month. For definition purposes, Gross Profit" is herein defined as Sales Revenue less Product Invoice Cost, Freight, if any, and the total of those accounts receivable that are open and uncollected in excess of one hundred twenty [120] days, and/or are deemed not collectable by either the Chief Financial Officer of the Employer or its General Counsel (see following Example).

                    Example: At the conclusion of Month One of the within Agreement, monthly "Gross Profit" is the sum of $400,000.00. Receivables in excess of one hundred twenty [120] days are the sum of $100,000.00. The Bonus due the Employee for Month One will be the sum of $15,000.00.

     4. a) In the event Gross Sales Revenue (annual) increase for the twelve [12] months ending April 30, 2004, the Employee will receive a Year-End Bonus as per the following Schedule:

Gross Sales Revenue               Gross Profit            Bonus
-------------------               ------------            -----
$125,000,000-149,000,000          7.5%-9.9%               $50,000.00
                                  10%-12.4%               $75,000.00
                                  12.5% +                 $100,000.00

$150,000,000-199,000.000          7.5%-9.9%               $75,000.00
                                  10%-12.4%               $100,000.00
                                  12.5% +                 $125,000.00

$200,000,000+                     7.5% +                  $200,000.00

     b) In the event Gross Sales Revenue (annual) increase for the twelve [12] months ending April 30, 2005, the Employee will receive a Year-End Bonus as per the following Schedule:

Gross Sales Revenue               Gross Profit            Bonus
-------------------               ------------            -----
$145,000,000-169,000,000          7.5%-9.9%               $50,000.00
                                  10%-12.4%               $75,000.00
                                  12.5% +                 $100,000.00

$170,000,000-199,000,000          7.5%-9.9%               $75,000.00
                                  10%-12.4%               $100,000.00
                                  12.5% +                 $125,000.00

$200,000,000+                     7.5% +                  $200,000.00

     c) In the event Gross Sales Revenue (annual) increase for the twelve [12] months ending April 30, 2006, the Employee will receive a Year-End Bonus as per the following Schedule:

Gross Sales Revenue               Gross Profit            Bonus
-------------------               ------------            -----
$165,000,000-189,000,000          7.5%-9.9%               $50,000.00
                                  10%-12.4%               $75,000.00
                                  12.5% +                 $100,000.00

$190,000,000-219,000,000          7.5%-9.9%               $75,000.00
                                  10%-12.4%               $100,000.00
                                  12.5% +                 $125,000.00

$220,000,000+                     7.5% +                  $200,000.00

     Payments due the Employee, if any, pursuant to the provisions of the within sub paragraph "4. a), b) and c)", will be paid on or before May 31st of the subject twelve [12] month period.

     For definition purposes, Gross Profit" is herein defined as Sales Revenue less Product Invoice Cost, Freight, if any, and the total of those accounts receivable that are open and uncollected in excess of one hundred twenty [120] days, and/or are deemed not collectable by either the Chief Financial Officer of the Employer or its General Counsel.

     Reference is herein made to the foregoing Sections of the within Paragraph ("A., B., and C.", all parts) setting forth various items of compensation payable to the Employee. It is specifically understood and agreed that the total of employee compensation earned by the Employee pursuant to such Sections, shall not exceed the sum of Six Hundred Forty-nine Thousand and 00/100 ($649,000.00) Dollars (for each twelve [12] month period of this Agreement, May 1st - April
30th), notwithstanding that such total compensation earned by the Employee, when calculated, should exceed Six Hundred Forty-nine Thousand and 00/100 ($649,000.00) Dollars), unless mutually agreed by both parties.

                    Example: Employee earns the sum of Seven Hundred Twenty-five Thousand and 00/100 ($725,000.00) Dollars, as calculated pursuant to Sections of the foregoing Paragraph ("A., B., and C.", all parts). The Employee compensation shall be limited to the maximum of Six Hundred Forty-nine and 00/100 ($649,000.00) Dollars.

     D. As additional compensation for the performance of his duties hereunder, the Employee will be a participant in the "Manchester Employee Stock Option Program", as follows:

     A One Hundred Thousand (100,000) share option to be granted at the end of each year of employment hereunder, which options shall be at a per share price equaling the Market Closing Price on either April 30' of each year during the term of the within Agreement, or such date that is the closest Market business day to April 306.

     Such options shall be deemed as "Incentive Stock Options", to the extent permissible pursuant to the appropriate Internal Revenue Service regulations.

     This option grant shall vest at the rate of 25% thereof (25,000 shares) on an annual basis, i.e. at the end of each year of employment.

     This option grant shall be subject to the rules and regulations of the Manchester Employee Stock Option Program as presently existing, or as same may be hereinafter amended.

     E. As additional compensation for the performance of his duties hereunder, the Employee will have the use of an automobile supplied by the Employer, which vehicle will be similar in class to the automobile presently furnished to the Employee at the time of the execution of this agreement.

     F. The Employer shall pay the Employee, on the last day of each month, all expenses actually incurred by him for the entertainment of customers, traveling expenses and other necessary expenses of the business. The Employee shall furnish to the Employer an itemized list of all expenses so incurred by him during that month, setting forth the dates, the purpose for which incurred, and the amounts thereof, together with such receipts showing such payments as the Employee has reasonably been able to obtain.

     G. As additional compensation for the performance of his duties hereunder, the Employee shall participate in the medical and health program presently maintained by Manchester and the Employer, to the same extent as other Employees of the Employer.

     H. As additional compensation for the performance of his duties hereunder, the Employee shall be a participant in the "Paid Annual Leave" program presently maintained by the Employer, to the same extent as other Employees of the Employer.

     I. The Employee shall be entitled to participate in the "401K Profit Sharing Plan" presently maintained by Manchester, or a plan equivalent thereto, which participation shall be subject to the rules, regulations and requirements of ERISA and the Manchester 401K Profit Sharing Plan itself.

     J. All "Base Salary", "Bonuses", or other compensation of benefits of any nature, in cash or in kind, paid to the Employee hereunder, shall be subject to normal and usual withholding taxes and other deductions imposed by any one or more local, state, and federal governments.

7.   Termination of Agreement.

     This Agreement may be canceled by either party hereto, upon sixty [60] days prior notice in writing, certified mail, return receipt requested, given to the other party, without any reason whatsoever, and without giving any reason therefor.

     [a] In the event such termination shall be at the request of the Employee, the Employer shall be under no obligation or liability to the Employee, except to pay him the compensation to which he may be entitled under this Agreement solely up to the time of such termination date.

     [b] In the event such termination shall be at the request of the Employer, the Employee shall receive such compensation to which he may be entitled under this Agreement for a period of three [3] months after the effective termination date. Such compensation is herein defined as "Salary" only. All additional compensation to the Employee as set forth in Paragraph "6." all parts, shall cease and terminate on the effective termination date.

8.   Employee Restrictions.

     The Employee makes the following agreements as part and parcel of the consideration required of the Employee pursuant to the terms of the within Agreement, and in exchange for the consideration to be received by the Employee pursuant to the terms of the within Agreement.

     For definition purposes, EMPLOYER, as used in the within Paragraph, all parts, shall be deemed to refer to Manchester., Employer, and all other subsidiary Corporations of Manchester.

     [a] The Employee agrees that he will not at any time, either during the term of this Agreement or thereafter, divulge to any person, firm, partnership or corporation, any information received by the Employee during the course of his employment, with regard to the personal, financial or any other business affairs of the Employer, and all such information of any nature shall be kept confidential, and shall not in any manner be revealed whatsoever.

     [b] The Employee further agrees that he will not divulge, publish or otherwise in any manner reveal, either directly or indirectly, or through another, to any person, firm or corporation, partnership or business entity, either during the term of his employment or thereafter, any knowledge or information whatsoever or any facts concerning any formulas, business methods, inventions, devices, accounting systems, financial software packages or systems, or other items of similar nature, used by the Employer during the term of this Agreement, which have been disclosed to the Employee by the reason of his employment, and the Employee shall retain all such knowledge and information which he shall acquire during his said employment respecting said items and the business of the Employer in trust and in a fiduciary capacity, for the sole benefit of the Employer.

     [c] The Employee further agrees that he will not, during his employment or after the end thereof, irrespective of the time, manner or cause of the termination of his said employment, directly or indirectly, disclose to any person, firm, partnership, corporation or other business entity, the name, address or business requirements of any customer of the Employer, whether same is a present customer of the Employer or a future customer acquired during the term of the within Agreement, and further, the Employee will not divulge any other information that he has, or will have acquired during his period of employment.

          [i] All persons, firms, corporations and partnerships. or other business entities, and each and every one thereof, for whom the Employer performs services, or engages in any transactions of whatsoever nature, in the course of the Employer's business, are and shall be deemed the customers of the Employer, during the employment of the Employee as well as after the termination of the employment of the Employee, notwithstanding that some or all of said business entities may have been induced to give their patronage and business to the Employer by the solicitation of the Employee. The Employee herein specifically acknowledges that the "Customers" of the Employer are proprietary to the Employer and are deemed the sole property of the Employer.

     [d] The Employee further agrees that upon the termination of his employment, irrespectful of the time, manner or cause of such termination, the Employee will surrender to the Employer all lists, books and records of any nature, or in connection with the Employer's customers and business, and all other property belonging to the Employer.

     [e] The Employee covenants and agrees with the Employer that during his employment with the Employer, and at all times after the date of termination of such employment, the Employee will not solicit any of the Employer's then-current employees to terminate their employment with the Employer, or to become employed by any firm, company, or other business enterprise with which the Employee may then be connected in any manner or nature.

     [f] The Employee restrictions set forth in the prior sub-divisions of the within Paragraph, shall not apply as to matters pertaining to the Employer that are either public knowledge, or have been disclosed to the public by the Employer.

9.   Restrictive Covenants.

     The Employee makes the following agreements as part and parcel of the consideration required of the Employee pursuant to the terms of the within Agreement, and in exchange for the consideration to be received by the Employee pursuant to the terms of the within Agreement.

     For definition purposes, EMPLOYER, as used in the within Paragraph, all parts, shall be deemed to refer to Manchester. the Employer, and all other subsidiary Corporations of Manchester.

     [a] The Employee specifically acknowledges that the services to be rendered by him pursuant to this Agreement, are special, unique and of extraordinary character. The Employee therefore agrees that for a period of two [2] years from the date of termination of the employment of the Employee including the expiration of the within Agreement, the Employee will not, within the area and territory as hereinafter designated, directly or indirectly, own, manage, operate, join, control, be employed or participate in the management, operation or control of, or be connected in any manner whatsoever, with any business of the type and character of the business engaged in by the Employer at the time of such termination.

                         Territory and Area Restriction

     Any City or Metropolitan area within which either the Employer, Manchester, or any other subsidiary Corporation of Manchester should maintain an office or other business facility at the time of the termination of employment.

               [i] In the event of termination of the within Agreement, by the Employer, pursuant to the terms of the within Agreement, and such termination by the Employer is for any reason other than "cause", the provisions of this Paragraph "9." and Paragraph "8." of the within Agreement, shall continue to apply, and the Employee shall be subject to the restrictions thereof; Provided, However, that in the event the termination of this Agreement by the Employer is for any reason other than for "cause", the Metropolitan areas of Baltimore, Maryland and Washington, D.C., shall be deemed excepted from the above territorial restriction.

10.  Prior Agreement.

     The Employee specifically acknowledges the following:

     [a] The prior Agreement of Employment ending April 30, 2003, as between Manchester and the Employee, and

     [b] The complete compliance by Manchester as to all of the terms, conditions and requirements to be performed by the Employer pursuant to such Agreement of Employment.

11.  Non-Assignment.

     The Employee herein agrees that he will not assign, transfer, convey, pledge or encumber in any manner, the within Contract or his right, title and interest therein, or his power to execute the same or any renewals thereof, or any monies or other consideration due, or to become due hereunder, without the specific consent in writing of the Employer; it being understood and agreed that the within Agreement is intended to secure the personal services of the Employee.

12.  Injunction.

     The Employee agrees that a violation on his part of any covenant, condition or provision of the within Agreement, will cause such damage to the Employer as will be irreparable and the exact amount of which will be impossible to ascertain and for that reason further agrees that the Employer shall be entitled, as a matter of right, to an injunction in any Court of competent jurisdiction, restraining any further violation of the said covenants and conditions and provisions of the within Agreement by the Employee. This right to injunctive relief shall be cumulative, and in addition to whatever other remedies the Employer may have, including actions for damages.

13.  Non-Binding effect of Contract.

     The Employee shall not, at any time, enter into any contract with any person, firm, corporation, or business entity, that shall purport to bind the Employer in any manner whatsoever, without the express written authority from the Employer, and any such contract entered into by the Employee shall not be binding upon the Employer.

14.  Arbitration.

     Should any disagreement, dispute, claim or controversy arise as between the parties hereto, or between any party and the legal representatives of a deceased party, or between any part and any escrow agent hereunder, with respect to this Agreement or any of the provisions thereof, or as to the interpretation or effect thereof, or as to a breach claimed to have been committed, or as to any other matter, cause or thing whatsoever, relating to this Agreement, and should the same fail to be amicably adjusted by mutual agreement by the parties concerned therein, then the matter shall be submitted to and determined by, and before the American Arbitration Association in Suffolk County, State of New York, in accordance with its prescribed rules, regulations and procedures, and its decision, findings or award in the matter shall be final and conclusive upon all parties concerned and may be entered as a judgment of the Supreme Court. Suffolk County, State of New York, or any other Court of Competent jurisdiction. The legal fees and expenses of the prevailing party in such arbitration, shall be paid by the non-prevailing party.

15.  Notices.

     For purposes of this Agreement, notices and other communications provided for in this Agreement shall be in writing, shall be delivered personally and sent by United States mail, certified, return receipt requested, postage pre-paid, addressed as follows:

         To the Employee:                   Mr. Sam Taylor
                                            311 Chapelwood Lane
                                            Timonium, MD 21093

         To the Employer:                   Electrograph Systems, Inc.
                                            40 Marcus Boulevard
                                            Hauppauge, NY 11788

         To Manchester:                     Manchester Technologies, Inc.
                                            160 Oser Avenue
                                            Hauppauge, NY 11788

or to such other address, or the attention of such other person, as a recipient party has previously furnished to the other parties, in writing, in accordance with this Paragraph. Such notices or other communications shall be effective upon delivery, or, if earlier, three (3) days after they have been mailed pursuant to the Certified Mailing as herein above provided.


16.  Governing Law-Consent to Personal Jurisdiction_

     This Agreement shall be construed and governed in all respects by the applicable laws of the State of New York. The Employee hereby expressly consents to the personal jurisdiction of the State and Federal Courts located in the County of Suffolk, State of New York for any lawsuit filed there against him by the Employer arising from or relating to this Agreement; Provided, However, that such consent is conditioned upon the Employee receiving service of process in accordance with the rules of the Court in which such lawsuit is filed.

     17. Venue-Choice of Law.

     Should any disagreement, dispute, claim or controversy arise as between the parties hereto, or between any party and the legal representatives of a deceased party, with respect to this Agreement or any of the provisions thereof, or as to the interpretation or effect thereof, or as to a breach claimed to have been committed, or as to any other matter, cause or thing whatsoever, relating to this Agreement, and should the same fail to be amicably adjusted by mutual agreement by the parties concerned therein, then each party agrees that the matter in dispute shall be determined by an action brought in the Supreme Court of the State of New York, situated in Suffolk County, State of New York, in accordance with its prescribed rules, regulations and procedures, and each party agrees to be bound by a determination thereof. The legal fees and expenses of the prevailing party in such action, shall be paid by the non-prevailing party.

18.  Advice of Counsel.

     The Employee acknowledges that he has consulted with Counsel and is fully aware of his rights and obligations pursuant to this Agreement.

19.  Waiver.

     Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder shall not be deemed to constitute a waiver thereof. A waiver by either party or a breach of any promise hereof by the other party shall not operate as or be construed to constitute a waiver of any subsequent breach by such other party.

20.  Severability.

     Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law. In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and this Agreement will be reformed, construed and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein.

21.  Entire Agreement.

     The foregoing contains the entire Agreement of the parties hereto, and no modification thereof shall be binding upon the parties unless the same is in writing, duly executed by the respective parties hereto.

22.  Survival.

     This Agreement shall bind, inure and benefit the parties hereto, and their respective legal representatives, executives, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seats the day and year first above written.

In the Presence of:                     Electrograph Systems, Inc.

                                        By: /s/ Barry R. Steinberg
---------------------------------       ---------------------------------
                                            Barry R. Steinberg, CEO

/s/ Carl Mandelbaum                         /s/ Sam Taylor
---------------------------------       ---------------------------------
Carl Mandelbaum                             Sam Taylor


                                        Manchester Technologies, Inc.

/s/ Kathy Koziol                        By: /s/ Barry R. Steinberg
---------------------------------       ---------------------------------
                                            Barry R. Steinberg, President